                           SCHEDULE 14A INFORMATION

===============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                             APCO ARGENTINA, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                             APCO ARGENTINA, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:


Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                              APCO ARGENTINA INC.

                      Cayman International Trust Building
                              Post Office Box 309
                             Albert Panton Street
                           George Town, Grand Cayman
                      Cayman Islands, British West Indies

               NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

                         To Be Held September 24, 1999

TO THE HOLDERS OF ORDINARY SHARES:

  NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Apco Argentina Inc. (the "Company") will be held on September 24, 1999, at 9:00 a.m. local time, at One Williams Center, 49th Floor, Tulsa, Oklahoma, for the following purposes:

  (1) To elect two directors of the Company;

  (2) To appoint Arthur Andersen & Co. as the independent auditor of the Company for 1999; and

  (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on August 9, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

August 25, 1999

                                           By Order of the Board of Directors
                                                    Shawna L. Gehres
                                                        Secretary


                      IMPORTANT -- YOUR PROXY IS ENCLOSED

   Even if you intend to be present at the Annual General Meeting, please sign, date, and return the accompanying proxy promptly so that your shares may be represented and voted at the meeting. A return envelope is enclosed for this purpose.

                              APCO ARGENTINA INC.

                      Cayman International Trust Building
                              Post Office Box 309
                             Albert Panton Street
                           George Town, Grand Cayman
                      Cayman Islands, British West Indies

                                PROXY STATEMENT
                FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

                         TO BE HELD SEPTEMBER 24, 1999

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Apco Argentina Inc. (the "Company") to be used at the 1999 Annual General Meeting of Shareholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual General Meeting of Shareholders and at any and all adjournments of said meeting.

               SOLICITATION AND REVOCATION OF PROXIES AND VOTING

  Execution and return of the proxy will not in any way affect a shareholder's right to attend the Annual General Meeting of Shareholders and to vote in person, and a shareholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy, or by attending the meeting and voting in person. Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted at the Annual General Meeting of Shareholders or any adjournment thereof as specified therein by the person giving the proxy, but if no specification is made, the shares represented by proxy will be voted as recommended by the Board of Directors.

  The expenses of this proxy solicitation, including the cost of preparing and mailing the Proxy Statement and proxy, will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of the Company's Ordinary Shares. The Company expects to solicit proxies primarily by mail, but directors, officers, employees, and agents of the Company may also solicit proxies in person or by telephone or by other electronic means. This Proxy Statement and accompanying proxy were first mailed to shareholders on or about August 25, 1999.

  The presence, in person or by proxy, of a majority of the outstanding Ordinary Shares entitled to vote at the Annual General Meeting shall constitute a quorum for the transaction of business. A quorum being present, all proposals to be voted on at the Annual General Meeting will be decided by a majority of the votes cast by the shareholders entitled to vote thereon unless the proposal relates to matters on which more than a majority vote is required under the Company's Memorandum of Association, its Articles of Association, or the laws of the Cayman Islands, under whose laws the Company is incorporated.

  A shareholder may, with respect to the election of directors: (i) vote for the election of the nominees named herein, or (ii) withhold authority to vote for such nominees. A shareholder may, with respect to each other matter to be voted upon: (i) vote for the matter, (ii) vote against the matter, or (iii) abstain from voting on the matter.

  A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in the broker's name on certain matters in the absence of instructions from the beneficial owner of such stock. Such shares are considered present at the meeting when voted for other purposes and will count for purposes of determining the presence of a quorum. However, such nonvoted shares have the legal effect of a vote against proposals on which voting instructions are not received. Abstaining from voting on a matter also has the legal effect of voting against such matter.

  As a matter of policy, proxies and voting tabulations that identify individual shareholders are kept confidential. Such documents are only made available to those who process the proxy cards, tabulate the vote, and serve as inspectors of election and certain employees of the Company responsible for the Annual General Meeting. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

  Only holders of the Company's Ordinary Shares of record at the close of business on August 9, 1999, will be entitled to receive notice of and to vote at the Annual General Meeting. The Company had 7,360,311 Ordinary Shares outstanding on the record date, and each share is entitled to one vote.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The Company's directors and officers do not own, directly or beneficially, any of the Company's Ordinary Shares, other than directors' qualifying shares. The following table sets forth the number of Ordinary Shares of the Company and the percentage represented by such number of each person who is known to the Company to own beneficially 5 percent or more of the Company's Ordinary Shares. Certain information in the table was obtained from filings made with the Securities and Exchange Commission.

                                                             Number of
                                                             Ordinary  Percent
                 Name and Address                             Shares   of Class
                 ----------------                            --------- --------
Williams International
 Company ("Williams International")(1)...................... 5,075,398  68.96%
One Williams Center
Tulsa, Oklahoma 74172

Lehman Brothers Holdings Inc.(2)............................   404,540    5.5%
3 World Financial Center, 24th Floor
New York, New York 10285

--------
(1) Williams International is a wholly-owned subsidiary of The Williams Companies, Inc. ("Williams"). As a result, Williams is deemed to share voting and dispositive power with respect to the shares and held by Williams International.

(2) Filings with the Securities and Exchange Commission ("SEC") indicate that Lehman Brothers Holdings Inc. ("Lehman") holds sole voting and dispositive power with respect to the shares held by Lehman.

                             ELECTION OF DIRECTORS

  Messrs. Thomas Bueno and Robert J. LaFortune have been nominated to be elected as directors at the Annual General Meeting each to serve for a three-year term expiring in 2002. Messrs. John H. Williams and John C. Bumgarner, Jr. will continue to serve as directors in accordance with their prior election.

  The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of Mr. Bueno and Mr. LaFortune. Should Messrs. Bueno or LaFortune become unable for any reason to stand for election as a director of the Company, the Company intends that the persons named in the proxy will vote for the election of such other person or persons as the Board of Directors may propose to replace such nominee. The Company knows of no reason why Mr. Bueno or Mr. LaFortune will be unavailable or unable to serve.

Nominees for Election to the Board of Directors

 Thomas Bueno, age 48

  Director since 1998. Mr. Bueno is and has been the Controller and Chief Accounting Officer of the Company since 1991 and was named General Manager earlier this year. Mr. Bueno is also a Director of Petrolera Perez Compagne S.A., the operator of the Entre Lomas Concession.

 Robert J. LaFortune, age 72

  Director since 1998. Mr. LaFortune is self-employed and manages personal interests and investments. He has been so employed for more than five years. He is the former mayor of the City of Tulsa and was a director of Williams from 1978 to 1999. He is also a director of Bank of Oklahoma Financial Corporation.

Members of the Board of Directors Continuing in Office

 John H. Williams, age 81

  Director since 1992. Mr. Williams is engaged in personal investments. He was Chairman of the Board and Chief Executive Officer of Williams prior to retiring in 1978. Mr. Williams is also director of Unit Corporation, Westwood Corporation, Willbros Group, Inc. and Petrolera Perez Compagne S.A.

 John C. Bumgarner, Jr., age 55

  Director since 1994. Mr. Bumgarner is Chairman of the Board, President, and Chief Executive Officer of the Company. Mr. Bumgarner is also Senior Vice President--Corporate Development and Planning of Williams and President of Williams International Company, a wholly owned subsidiary of Williams. Williams' international activities are coordinated through Williams International. He has held various officer level positions with Williams since 1977.

                               ----------------

  During 1998, the Board of Directors held four meetings. No director attended less than 75 percent of the Board meetings. The Board of Directors has an audit committee composed of independent directors, John H. Williams and Robert
J. LaFortune (chair), that reviews the audits of the company and reviews and approves the independence of the independent auditor. The Board of Directors does not have executive, nominating, or compensation committees or any other Board committees performing similar functions.

                           COMPENSATION OF DIRECTORS

  Directors who are employees of Williams receive no compensation for service on the Board of Directors. Directors who are not employees of Williams receive an annual retainer of $8,000 and an additional fee for attending Board meetings of $500 per meeting. Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or otherwise by reason of their being a director.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

  Mr. Bumgarner is Senior Vice President--Corporate Development and Planning of Williams, the parent of the Company's largest shareholder, Williams International. Mr. Bumgarner is also President of Williams International Company, a subsidiary of Williams. Mr. Bumgarner receives no salary, bonus, or other compensation from the Company and neither Williams nor Williams International charges the Company for Mr. Bumgarner's time in serving as the Company's Chief Executive Officer. No other executive officer of the Company has a total annual salary and bonus in excess of $100,000. No other compensation was awarded to, earned by, or paid to any of the Company's executive officers of a nature required to be reported herein. The Company understands that it is the position of Williams that Mr. Bumgarner's compensation as an officer of Williams includes compensation for his responsibilities for Williams' investments, including its investment through Williams International in the Company, and that no additional compensation from the Company would be appropriate.

  As reported elsewhere herein, Williams, through Williams International, owns
68.96 percent of the Ordinary Shares of the Company. Williams and its subsidiaries provide management and administrative services to the Company, and the Company, to a limited extent, purchases materials and supplies through them. The Company paid approximately $164,000 in 1998 and $166,000 in 1997 for such services and purposes.

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

  Set forth below is a line graph comparing the Company's cumulative total shareholder return on its Ordinary Shares with the cumulative total return of the NASDAQ Stock Index (U.S. and Foreign) and the NASDAQ Oil & Gas Extraction Index (SIC 1300-1399, U.S. and Foreign) for a five-year period commencing January 1, 1994. The industry index was prepared by the Center for Research in Security Prices. The Company will undertake to provide shareholders a list of the component companies included in the NASDAQ Oil and Gas Extraction Index upon request.

                             [CHART APPEARS HERE]

                                     1/1/94   12/31/94   12/30/95   12/29/96   12/31/97   12/31/98
Apco Argentina Inc.                  100.0      89.5       98.7       157.4     219.3      129.1
NASDAQ Stock Market                  100.0      97.0      136.2       166.8     203.7      281.6
NASDAQ Oil & Gas Extract Stocks      100.0      93.4      121.3       207.5     214.5       97.8

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  Arthur Andersen LLP, a firm of independent public accountants, has acted as auditors for the Company since its incorporation in 1979. The Board of Directors recommends a vote for the approval of the proposal to appoint Arthur Andersen LLP as auditors for the company in 1999.

  A representative of Arthur Andersen LLP will be present at the Annual General Meeting and will be available to respond to appropriate questions. Although the audit firm has indicated that no statement will be made, an opportunity for a statement will be provided.

                             SHAREHOLDER PROPOSALS

  A shareholder who intends to present a proposal at the next Annual General Meeting must submit the written text of the proposal to the Company no later than June 16, 2000, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The proposal should be sent to the attention of the Corporate Secretary.

                                 OTHER MATTERS

  The Board of Directors is not aware of any other matter that may come before the meeting. Should any such matters arise, however, the persons named in the accompanying proxy intend to vote said proxy in accordance with their judgment on such matters in what they consider the best interests of the Company. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the meeting.

  It is important that your shares be represented at the meeting regardless of the number of shares you hold. Whether or not you plan to attend, please sign, date, and return the enclosed proxy promptly. For your convenience, a return envelope is enclosed requiring no additional postage if mailed within the United States.

August 25, 1999

                                           By Order of the Board of Directors
                                                    Shawna L. Gehres
                                                        Secretary

                              APCO ARGENTINA INC.

    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR

          ANNUAL GENERAL MEETING OF SHAREHOLDERS - SEPTEMBER 24, 1999

        The undersigned shareholder of Apco Argentina Inc. hereby appoints THOMAS BUENO, JOHN C. BUMGARNER, JR. and SHAWNA L. GEHRES jointly and severally with full power of substitution, as proxies to represent and vote all of the Ordinary Shares the undersigned is entitled to vote at the Annual General Meeting of Shareholders of Apco Argentina Inc. to be held on September 24, 1999, and at any and all adjournments thereof, on all matters coming before said meeting.

                                        (Change of Address)

                                        --------------------------------------

                                        --------------------------------------

                                        --------------------------------------
                                        (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

        You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxy cannot be voted unless you sign, date and return this card.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                        APCO ARGENTINA INC.
                                        P.O. BOX 11263
                                        NEW YORK, N.Y. 10203-0263

                                     (Continued and to be dated on reverse side)


[   ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
1. Election of Directors        FOR all nominees  [X]             WITHHOLD AUTHORITY to vote  [X]          *EXCEPTIONS [X]
                                listed below                      for all nominees listed below

Nominees: Thomas Bueno and Robert J. LaFortune
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions
           -----------------------------------------------------------------------------------------------------------------------

2. Appointment of Arthur Andersen LLP as auditors for 1999.                     FOR [X]         AGAINST [X]          ABSTAIN [X]
3. In the discretion of one or more of said proxies upon any other business as may properly come before the meeting and at any adjournment thereof.

The signer hereby revokes all proxies heretofore given by the signer to vote at
 said meeting or any adjournment thereof.                                                               Change of address,   [X]
                                                                                                        see reverse side.

                                                                                Note: Please sign exactly as name appears hereon.
                                                                                Joint owners should each sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such.

                                                                                Date:                                   , 1999
                                                                                     -----------------------------------

                                                                                -----------------------------------------------
                                                                                                 (Signature(s))

                                                                                -----------------------------------------------

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.      Votes must be indicated    [ ]
                                                                                (x) in Black or Blue ink.